united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Dr, Ste 450 Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/22

Item 1. Reports to Stockholders.

Counterpoint Tactical Income Fund

Class A – CPATX
Class C – CPCTX
Class I – CPITX

Counterpoint Tactical Equity Fund

Class A – CPAEX
Class C – CPCEX
Class I – CPIEX

Counterpoint Tactical Municipal Fund

Class A – TMNAX
Class C – TMNCX
Class I – TMNIX

Annual Report
September 30, 2022

1-844-273-8637
www.counterpointmutualfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Annual Performance Discussion

The Counterpoint Tactical Income Fund spent the majority of its eighth fiscal year ended September 30, 2022 invested in short-dated Treasury securities. During the period the strategy experienced several risk signals, including a brief “risk-off” period in November 2021 and a brief “risk-on” period in August 2022. The key event, however, was a mid-January 2022 “risk- off” signal that signaled a 100% exit of high yield in favor of shorter-dated Treasuries. Given that a key driver of downside in fixed income markets had been rising interest rates and inflation, the portfolio management team sought to minimize interest rate risk within the Treasury portfolio.

Over the fiscal year, the Counterpoint Tactical Income Fund exceeded the returns of its benchmark, the Bloomberg U.S. Aggregate Bond Index, by 11.29% points. The fund’s outperformance owes largely to its risk-off position in Treasuries and its minimal interest rate risk. (The fund’s weighted duration – a measure of interest rate risk - when “risk-off” in 2022 has been close to zero, vs. duration of around 6 years for the benchmark.) Interest rates continued their 2021 rise into 2022, creating significant drag for the investment grade bonds that Counterpoint Tactical Income Fund’s benchmark is designed to track.

With the exception of a brief “risk-on” period in August, the Counterpoint Tactical Income Fund remained in a “risk-off” position from mid-January through the end of the fiscal year.

The Counterpoint Tactical Municipal Fund spent the majority of the past fiscal year in a “risk-off” position, mostly invested in money market municipal bond mutual funds. The “risk-off” signal, received in mid-January 2022, was the key event of the fiscal year. Money market municipal bond funds have nearly no sensitivity to interest rate risk. This characteristic helped the fund meaningfully outperform its benchmark, the Bloomberg Municipal Bond Index, which has much greater interest rate sensitivity. For the fiscal year, the fund returned -1.78% vs. -11.50% for the benchmark.

Like high yield corporate and municipal credit markets, the U.S. stock market struggled for much of the past year. The trend-following component of the Counterpoint Tactical Equity Fund experienced a “risk-off” signal in April 2022, prompting the fund to target a zero stock market beta. Despite challenges for the stock market (the S&P 500 dropped 16.4% for the fiscal year ended September 30), the Counterpoint Tactical Equity Fund’s global market neutral portfolio provided positive returns. This result owed in part to the portfolio’s natural short exposure to richly valued, money-losing speculative stocks that have struggled in recent years after a very strong run in 2020. The Counterpoint Tactical Equity Fund delivered a fiscal year return of 42.62%. The fund’s benchmark, a blend of 50% S&P 500 Index and 50% Bloomberg 1-3 Month U.S. Treasury Bill Index, returned -7.22% on the year.

We continue to believe the Counterpoint Tactical Equity Fund’s strategy’s unique exposure to smaller capitalization companies maximizes per -dollar exposure to factor strategy returns. Relative valuations between expensive and cheap stocks remain near historical record levels, as does investor enthusiasm for stocks with relatively poor fundamentals as measured by positive factor exposures.

Overall, we are encouraged to see the funds’ strategies meet their objectives to deliver reasonable returns while systematically targeting reduction in portfolio downside risk. Each strategy has shown limited correlation to its index, indicating strong diversification potential over full market cycles.

Relatively few investors have correctly predicted the financial markets’ responses to inflationary dynamics that have driven the post -COVID financial markets. The ones that did may simply have been lucky. We believe predictions of future market performance from here to be equally futile. However, we also believe that consistent exposure to systematic diversified strategies continues to be a suitable risk management decision for most investors, especially those looking for consistent ways to mitigate downside risk within fixed income portfolios and valuation risk within equity markets.

Sincerely,

Michael Krause, CFA and Joseph Engelberg, Ph.D.

Portfolio Managers

5973-NLD-11082022

COUNTERPOINT TACTICAL INCOME FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the periods ended September 30, 2022, as compared to its benchmark:

		Annualized	Annualized
	One Year	Five Year	Since Inception (a)
Counterpoint Tactical Income Fund - Class A	(3.53)%	2.65%	4.32%
Counterpoint Tactical Income Fund - Class A with Load	(7.87)%	1.71%	3.71%
Counterpoint Tactical Income Fund - Class C	(4.26)%	1.88%	3.57%
Counterpoint Tactical Income Fund - Class I	(3.31)%	2.89%	4.57%
Bloomberg U.S. Aggregate Bond Index (b)	(14.60)%	(0.27)%	0.68%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total annual operating expenses before any fee waivers as stated in the fee table to the Fund’s prospectus dated February 1, 2022 are 2.20%, 2.95% and 1.95% for the Class A, C and I shares, respectively. Class A shares are subject to a maximum sales charge of up to 4.50% imposed on purchases. The Fund’s advisor has contractually agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses, until at least January 31, 2023, to ensure that Total Annual Fund Operating Expenses After Fee Waiver (but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor)) do not exceed 2.00%, 2.75% and 1.75% of the daily average net assets attributable to Class A, Class C and Class I shares of the Fund, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits then in place and in place at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Fund’s advisor. For performance information current to the most recent month-end, please call 1-844-273-8637.

(a)	Inception date is December 4, 2014.

(b)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2022

Holdings by Asset Type	% of Net Assets
Short-Term Investment	49.3%
U.S. Government & Agencies	44.6%
Open End Funds	3.0%
Other Assets In Excess Of Liabilities ^	3.1%
100.0%

^	Includes unrealized depreciation on credit default swaps.

Please refer to the Schedule of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

COUNTERPOINT TACTICAL EQUITY FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the periods ended September 30, 2022, as compared to its benchmarks:

		Annualized	Annualized
	One Year	Five Year	Since Inception (a)
Counterpoint Tactical Equity Fund - Class A	42.24%	1.84%	2.07%
Counterpoint Tactical Equity Fund - Class A with Load	34.01%	0.65%	1.19%
Counterpoint Tactical Equity Fund - Class C	41.12%	1.07%	1.29%
Counterpoint Tactical Equity Fund - Class I	42.62%	2.09%	2.32%
S&P 500 Total Return Index (b)	(15.47)%	9.24%	10.33%
Bloomberg 1-3 Month U.S. Treasury Bill Index (c)	0.64%	1.10%	0.92%
Counterpoint Tactical Equity Fund Blended Index (d)	(7.22)%	5.53%	5.87%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated February 1, 2022 are 3.77%, 4.52% and 3.52% for the Class A, C and I shares, respectively. Class A shares are subject to a maximum sales charge of up to 5.75% imposed on purchases. The Fund’s advisor has contractually agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses, until at least January 31, 2023, ensure that Total Annual Fund Operating Expenses After Fee Waiver (but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor)) do not exceed 2.00%, 2.75% and 1.75% of the daily average net assets attributable to Class A, Class C and Class I shares of the Fund, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits then in place and in place at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Fund’s advisor. Total returns would have been lower had the advisor not waived a portion of its fees. For performance information current to the most recent month-end, please call 1-844-273-8637.

(a)	Inception date is November 30, 2015.

(b)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(c)	The Bloomberg 1-3 Month U.S. Treasury Bill Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(d)	The Counterpoint Tactical Equity Fund Blended Index is a composite of 50% of the S&P 500 Total Return Index and 50% of the Bloomberg 1-3 Month U.S. Treasury Bill Index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2022

Holdings by Asset Type	% of Net Assets
Common Stocks	44.1%
U.S. Government & Agencies	20.4%
Short-Term Investment	18.2%
Future Options Purchased	0.2%
Other Assets In Excess of Liabilities ^	17.1%
100.0%

^	Includes net unrealized appreciation on outperformance option and total return swaps.

Please refer to the Schedule of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

COUNTERPOINT TACTICAL MUNICIPAL FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the periods ended September 30, 2022, as compared to its benchmark:

		Annualized
	One Year	Since Inception (a)
Counterpoint Tactical Municipal Fund - Class A	(1.93)%	3.54%
Counterpoint Tactical Municipal Fund - Class A with Load	(6.37)%	2.44%
Counterpoint Tactical Municipal Fund - Class C	(2.70)%	2.74%
Counterpoint Tactical Municipal Fund - Class I	(1.78)%	3.76%
Bloomberg U.S Municipal Bond Index (b)	(11.50)%	0.61%

Comparison of the Change in Value of a $100,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total annual operating expenses before any fee waivers as stated in the fee table to the Fund’s prospectus dated February 1, 2022 are 1.93%, 2.68% and 1.68% for the Class A, C and I shares, respectively. Class A shares are subject to a maximum sales charge of up to 4.50% imposed on purchases. The Fund’s advisor has contractually agreed to waived portion of its expenses and has agreed to reimburse the Fund, at least until January 31, 2023 to ensure that Total Annual Fund Operating Expenses After Fee Waiver (but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor)) does not exceed 1.25%, 2.00% and 1.00% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits then in place and in place at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Fund’s advisor. Total returns would have been lower had the advisor not waived a portion of its fees. For performance information current to the most recent month-end, please call 1-844-273-8637.

(a)	Inception date is June 11, 2018.

(b)	The Bloomberg U.S. Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2022

Holdings by Asset Type	% of Net Assets
Short-Term Investment	95.3%
Open End Funds	2.6%
Exchange-Traded Fund	0.0%
Other Assets In Excess of Liabilities	2.1%
100.0%

Please refer to the Schedule of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

COUNTERPOINT TACTICAL INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Shares				Fair Value
	OPEN END FUNDS — 3.0%
	FIXED INCOME - 3.0%
4,204	BlackRock High Yield Bond Portfolio, Institutional Class			$27,240
2,188,167	Goldman Sachs High Yield Floating Rate Fund, Institutional Class			18,883,882
901,779	JPMorgan High Yield Fund, Class I			5,428,711
1,808	Lord Abbett Floating Rate Fund, Class I			14,121
569,120	Lord Abbett High Yield Fund, Class I			3,420,411
606,783	MainStay MacKay High Yield Corporate Bond Fund, Class I			2,906,492
1,000	PGIM High Yield Fund, Class Z			4,480
3,719	PIMCO High Yield Fund, Institutional Class			27,706
1,000	TIAA-CREF High Yield Fund, Institutional Class			7,950
1,000	Transamerica High Yield Bond, Class I			7,560
	TOTAL OPEN END FUNDS (Cost $32,935,560)			30,728,553

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 44.6%
	U.S. TREASURY BILLS — 44.6%
250,000,000	United States Treasury Bill(a)	2.965	12/08/22	248,635,770
100,000,000	United States Treasury Bill(a)	3.270	12/22/22	99,295,926
4,000,000	United States Treasury Bill(a),(b)	3.110	02/23/23	3,944,079
100,000,000	United States Treasury Bill(a)	3.780	03/23/23	98,263,083
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $450,003,600)			450,138,858

Shares
	SHORT-TERM INVESTMENT — 49.3%
	MONEY MARKET FUND - 49.3%
499,086,509	Goldman Sachs Financial Square Government Fund, Class FST, 2.90%(c) (Cost $499,086,509)			499,086,509

	TOTAL INVESTMENTS - 96.9% (Cost $982,025,669)			$979,953,920
	OTHER ASSETS IN EXCESS OF LIABILITIES- 3.1%			31,709,404
	NET ASSETS - 100.0%			$1,011,663,324

(a)	Zero coupon bond. Rate shown is the discount rate at time of purchase.

(b)	This security is pledged as collateral to Goldman Sachs. As of September 30, 2022 the Fund does not hold any positions with Goldman Sachs.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL INCOME FUND
SCHEDULEOF INVESTMENTS(Continued)
September 30, 2022

CREDIT DEFAULT SWAP
		Payment	Buy/Sell	Fixed Rate	Maturity	Notional	Premiums		Unrealized
Description	Counterparty	Frequency	Protection	Received	Date	Amount	Paid(Received)	Value*	Depreciation
CDX North American High Yield Index Version 1, Series 39 **	Wells Fargo	Quarterly	Sell	5.00%	12/20/2027	$34,000,000	$1,520,010	$1,375,750	$(144,260)

*	Includes dividends receivable and interest payable.

**	The underlying holdings of this security can be found at https://www.markit.com/Company/Files/DownloadFiles?CMSID=7d27961dc9d94471b3d060443c11fd7b

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 44.1%
	AEROSPACE & DEFENSE - 0.1%
11,545	Embraer S.A. - ADR(a)	$99,287

	APPAREL & TEXTILE PRODUCTS - 0.5%
25,474	Fossil Group, Inc.(a)	87,121
7,409	Tapestry, Inc.	210,638
14,364	Under Armour, Inc., Class A(a)	95,521
		393,280
	ASSET MANAGEMENT - 0.1%
500	LPL Financial Holdings, Inc.	109,240

	AUTOMOTIVE - 1.5%
25,694	American Axle & Manufacturing Holdings, Inc.(a)	175,490
17,232	Garrett Motion, Inc.(a)	97,361
3,637	General Motors Company	116,711
17,974	Goodyear Tire & Rubber Company (The)(a)	181,358
6,365	Harley-Davidson, Inc.	222,011
8,618	Modine Manufacturing Company(a)	111,517
4,729	Tata Motors Ltd. - ADR(a)	114,726
1,710	XPEL, Inc.(a)	110,192
		1,129,366
	BANKING - 0.8%
10,998	Amalgamated Financial Corporation	248,004
4,775	Berkshire Hills Bancorp, Inc.	130,358
9,260	OFG Bancorp	232,704
		611,066
	CABLE & SATELLITE - 0.6%
25,624	Altice USA, Inc., Class A(a)	149,388
7,145	DISH Network Corporation, Class A(a)	98,815
34,727	Liberty Latin America Ltd., Class C(a)	213,571
		461,774
	CHEMICALS - 0.7%
379	Albemarle Corporation	100,223
2,492	Olin Corporation	106,857
25,010	Rayonier Advanced Materials, Inc.(a)	78,782

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 44.1% (Continued)
	CHEMICALS - 0.7% (Continued)
2,304	Sociedad Quimica y Minera de Chile S.A. - ADR	$209,088
		494,950
	COMMERCIAL SUPPORT SERVICES - 1.3%
17,498	ADT, Inc.	131,060
3,160	Cimpress PLC(a)	77,357
21,973	Harsco Corporation(a)	82,179
2,205	Korn Ferry	103,525
4,003	Schnitzer Steel Industries, Inc.	113,925
7,604	SP Plus Corporation(a)	238,157
39,422	Vivint Smart Home, Inc.(a)	259,397
		1,005,600
	CONSTRUCTION MATERIALS - 0.4%
39,499	Loma Negra Cia Industrial Argentina S.A. - ADR	246,078
5,160	Tecnoglass, Inc.	108,308
		354,386
	CONSUMER SERVICES - 0.6%
31,167	2U, Inc.(a)	194,793
8,109	Afya Ltd.(a)	109,958
4,577	New Oriental Education & Technology Group, Inc. - ADR(a)	109,711
20,650	WW International, Inc.(a)	81,155
		495,617
	E-COMMERCE DISCRETIONARY - 0.7%
14,884	1-800-Flowers.com, Inc., Class A(a)	96,597
2,053	JD.com, Inc. - ADR	103,266
1,707	Pinduoduo, Inc. - ADR(a)	106,824
25,289	Vipshop Holdings Ltd. - ADR(a)	212,679
		519,366
	ELECTRIC UTILITIES - 0.1%
16,402	ReNew Energy Global PLC(a)	98,740

	ELECTRICAL EQUIPMENT - 0.9%
1,358	Advanced Energy Industries, Inc.	105,123
1,576	Atkore International Group, Inc.(a)	122,629
5,303	Bel Fuse, Inc., Class B	133,901

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 44.1% (Continued)
	ELECTRICAL EQUIPMENT - 0.9% (Continued)
2,068	Belden, Inc.	$124,121
4,459	Bloom Energy Corporation, Class A(a)	89,135
3,929	Napco Security Technologies, Inc.(a)	114,255
		689,164
	ENGINEERING & CONSTRUCTION - 0.1%
4,037	Construction Partners, Inc.(a)	105,891

	ENTERTAINMENT CONTENT - 0.1%
2,024	Madison Square Garden Entertainment Corporation(a)	89,238

	FOOD - 0.3%
15,238	Adecoagro S.A.	126,323
12,546	Dole plc	91,586
		217,909
	FORESTRY, PAPER & WOOD PRODUCTS - 0.8%
4,047	Boise Cascade Company	240,635
8,527	Mercer International, Inc.	104,882
6,330	Sylvamo Corporation	214,587
		560,104
	HOME & OFFICE PRODUCTS - 0.1%
11,936	Tupperware Brands Corporation(a)	78,181

	HOME CONSTRUCTION - 1.0%
18,462	Beazer Homes USA, Inc.(a)	178,528
7,805	Griffon Corporation	230,403
2,988	PulteGroup, Inc.	112,050
2,164	Skyline Champion Corporation(a)	114,411
4,995	Taylor Morrison Home Corporation(a)	116,483
		751,875
	HOUSEHOLD PRODUCTS - 0.1%
2,927	elf Beauty, Inc.(a)	110,114

	INDUSTRIAL SUPPORT SERVICES - 0.3%
9,004	Alta Equipment Group, Inc.	99,134

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 44.1% (Continued)
	INDUSTRIAL SUPPORT SERVICES - 0.3% (Continued)
4,622	Titan Machinery, Inc.(a)	$130,618
		229,752
	INSTITUTIONAL FINANCIAL SERVICES - 0.3%
62,244	BGC Partners, Inc., Class A	195,446

	INSURANCE - 4.1%
8,212	Ambac Financial Group, Inc.(a)	104,703
3,482	American Equity Investment Life Holding Company	129,844
2,450	Arch Capital Group Ltd.(a)	111,573
6,462	Argo Group International Holdings Ltd.	124,458
6,110	CNO Financial Group, Inc.	109,797
3,117	Employers Holdings, Inc.	107,505
63,582	Genworth Financial, Inc., Class A(a)	222,537
471	Kinsale Capital Group, Inc.	120,303
10,069	MBIA, Inc.(a)	92,635
3,870	MetLife, Inc.	235,219
12,053	NMI Holdings, Inc., Class A(a)	245,520
6,065	Old Republic International Corporation	126,940
19,845	Oscar Health, Inc.(a)	99,027
907	Progressive Corporation (The)	105,402
5,583	Radian Group, Inc.	107,696
1,991	Reinsurance Group of America, Inc.	250,488
1,830	RenaissanceRe Holdings Ltd.	256,914
2,760	Ryan Specialty Holdings, Inc.(a)	112,111
9,880	Universal Insurance Holdings, Inc.	97,318
6,580	Unum Group	255,304
1,720	W R Berkley Corporation	111,078
		3,126,372
	INTERNET MEDIA & SERVICES - 1.0%
15,378	Despegar.com Corporation(a)	87,655
3,277	GoDaddy, Inc., Class A(a)	232,274
52,997	Hello Group, Inc. - ADR	244,847
3,505	MakeMyTrip Ltd.(a)	107,604

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 44.1% (Continued)
	INTERNET MEDIA & SERVICES - 1.0% (Continued)
3,584	Uber Technologies, Inc.(a)	$94,976
		767,356
	LEISURE FACILITIES & SERVICES - 1.5%
19,690	Arcos Dorados Holdings, Inc., Class A	143,540
6,141	Bloomin’ Brands, Inc.	112,565
16,979	Cinemark Holdings, Inc.(a)	205,616
3,199	Dave & Buster’s Entertainment, Inc.(a)	99,265
6,949	Everi Holdings, Inc.(a)	112,713
7,503	MGM Resorts International	222,988
19,385	Playa Hotels & Resorts N.V.(a)	112,821
1,277	Texas Roadhouse, Inc.	111,431
		1,120,939
	LEISURE PRODUCTS - 0.1%
5,525	MasterCraft Boat Holdings, Inc.(a)	104,146

	MACHINERY - 0.6%
12,293	CECO Environmental Corporation(a)	108,793
11,058	CNH Industrial N.V.	123,517
3,972	Hyster-Yale Materials Handling, Inc., Class A	85,438
9,241	Titan International, Inc.(a)	112,186
		429,934
	METALS & MINING - 0.5%
3,791	Cameco Corporation	100,499
1,001	Encore Wire Corporation	115,656
37,457	Ferroglobe PLC(a)	197,773
		413,928
	MORTGAGE FINANCE - 0.2%
9,285	PennyMac Mortgage Investment Trust	109,377

	OIL & GAS PRODUCERS - 1.5%
18,395	Clean Energy Fuels Corporation(a)	98,229
8,572	Comstock Resources, Inc.(a)	148,210
6,950	Crescent Energy Company	93,617
2,418	New Fortress Energy, Inc.	105,691

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 44.1% (Continued)
	OIL & GAS PRODUCERS - 1.5% (Continued)
6,451	Par Pacific Holdings, Inc.(a)	$105,861
3,638	PBF Energy, Inc., Class A(a)	127,912
19,893	Southwestern Energy Company(a)	121,745
4,604	TravelCenters of America, Inc.(a)	248,293
10,883	Vista Oil & Gas S.A.B. de C.V. - ADR(a)	102,518
		1,152,076
	OIL & GAS SERVICES & EQUIPMENT - 0.5%
2,012	Nabors Industries Ltd.(a)	204,117
76,044	Transocean Ltd.(a)	187,829
		391,946
	PUBLISHING & BROADCASTING - 0.7%
49,694	Entravision Communications Corporation, Class A	197,284
57,573	Gannett Company, Inc.(a)	88,087
7,635	News Corporation, Class A	115,365
5,462	Sinclair Broadcast Group, Inc., Class A	98,808
		499,544
	RENEWABLE ENERGY - 1.5%
59,744	Alto Ingredients, Inc.(a)	217,468
6,197	Canadian Solar, Inc.(a)	230,838
3,968	Daqo New Energy Corporation - ADR(a)	210,621
858	First Solar, Inc.(a)	113,488
7,065	Green Plains, Inc.(a)	205,380
1,897	JinkoSolar Holding Company Ltd. - ADR(a)	105,075
4,281	SunPower Corporation(a)	98,634
		1,181,504
	RETAIL - CONSUMER STAPLES - 0.9%
25,976	Arko Corporation	243,915
68,677	Cia Brasileira de Distribuicao - ADR	243,117
13,109	Rite Aid Corporation(a)	64,890
829	Target Corporation	123,015
		674,937
	RETAIL - DISCRETIONARY - 3.7%
7,349	Abercrombie & Fitch Company(a)	114,277
5,464	Academy Sports & Outdoors, Inc.	230,472

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 44.1% (Continued)
	RETAIL - DISCRETIONARY - 3.7% (Continued)
3,756	BlueLinx Holdings, Inc.(a)	$233,248
9,742	Caleres, Inc.	235,951
44,381	Chico’s FAS, Inc.(a)	214,804
12,637	Conn’s, Inc.(a)	89,470
15,066	Designer Brands, Inc., Class A	230,660
18,921	Destination XL Group, Inc.(a)	102,552
3,511	Driven Brands Holdings, Inc.(a)	98,238
2,725	GMS, Inc.(a)	109,027
6,617	Hertz Global Holdings, Inc.(a)	107,725
1,974	Hibbett, Inc.	98,325
14,385	JOANN, Inc.	95,229
4,341	Kohl’s Corporation	109,176
4,726	La-Z-Boy, Inc.	106,666
14,166	Macy’s, Inc.	221,981
3,697	MarineMax, Inc.(a)	110,134
80,547	Qurate Retail, Inc.	161,899
2,523	Sonic Automotive, Inc., Class A	109,246
		2,779,080
	SEMICONDUCTORS - 2.1%
12,626	Amkor Technology, Inc.	215,274
1,313	Applied Materials, Inc.	107,574
22,666	ASE Technology Holding Company Ltd. - ADR	113,103
1,814	Axcelis Technologies, Inc.(a)	109,856
29,175	AXT, Inc.(a)	195,473
279	Lam Research Corporation	102,114
2,202	Lattice Semiconductor Corporation(a)	108,360
271	Monolithic Power Systems, Inc.	98,481
771	NXP Semiconductors N.V.	113,730
1,704	ON Semiconductor Corporation(a)	106,210
5,768	Photronics, Inc.(a)	84,328
5,149	Rambus, Inc.(a)	130,888
3,759	STMicroelectronics N.V. - ADR	116,304
		1,601,695

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 44.1% (Continued)
	SOFTWARE - 2.5%
7,352	American Software, Inc., Class A	$112,633
1,440	Cadence Design Systems, Inc.(a)	235,338
2,002	Calix, Inc.(a)	122,402
2,923	Donnelley Financial Solutions, Inc.(a)	108,063
11,046	Dropbox, Inc., Class A(a)	228,873
825	Manhattan Associates, Inc.(a)	109,750
316	Paycom Software, Inc.(a)	104,277
4,975	PDF Solutions, Inc.(a)	122,037
27,983	SolarWinds Corporation(a)	216,868
1,199	Splunk, Inc.(a)	90,165
356	Synopsys, Inc.(a)	108,762
12,850	Upland Software, Inc.(a)	104,471
8,744	Xperi Holding Corporation	123,640
27,866	Yext, Inc.(a)	124,282
		1,911,561
	SPECIALTY FINANCE - 1.6%
3,299	Essent Group Ltd.	115,036
29,011	EZCORP, Inc., Class A(a)	223,675
6,428	Fidelity National Financial, Inc.	232,693
25,563	FinVolution Group - ADR	109,410
17,719	MGIC Investment Corporation	227,158
5,661	Mr Cooper Group, Inc.(a)	229,270
4,912	Ocwen Financial Corporation(a)	114,302
		1,251,544
	SPECIALTY REITS - 0.1%
12,176	CoreCivic, Inc.(a)	107,636

	STEEL - 0.4%
22,935	Mechel PJSC - ADR(a) (b)	—
8,986	Ryerson Holding Corporation	231,299
5,621	United States Steel Corporation	101,853
		333,152
	TECHNOLOGY HARDWARE - 2.7%
8,746	A10 Networks, Inc.	116,059

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 44.1% (Continued)
	TECHNOLOGY HARDWARE - 2.7% (Continued)
833	Apple, Inc.	$115,121
1,123	Arista Networks, Inc.(a)	126,775
41,594	Arlo Technologies, Inc.(a)	192,996
23,145	CommScope Holding Company, Inc.(a)	213,165
34,765	Diebold Nixdorf, Inc.(a)	84,827
18,841	Extreme Networks, Inc.(a)	246,252
7,551	Flex Ltd.(a)	125,800
22,529	Infinera Corporation(a)	109,040
43,863	Inseego Corporation(a)	90,796
2,301	Jabil, Inc.	132,791
41,901	Pitney Bowes, Inc.	97,629
18,453	PlayAGS, Inc.(a)	97,801
3,897	Pure Storage, Inc., Class A(a)	106,661
37,235	Ribbon Communications, Inc.(a)	82,662
9,268	Viavi Solutions, Inc.(a)	120,947
		2,059,322
	TECHNOLOGY SERVICES - 1.7%
449	Accenture PLC, Class A	115,528
461	Gartner, Inc.(a)	127,554
23,625	Kyndryl Holdings, Inc.(a)	195,379
18,122	Payoneer Global, Inc.(a)	109,638
24,395	Rackspace Technology, Inc.(a)	99,532
50,990	Rimini Street, Inc.(a)	237,614
35,403	Sabre Corporation(a)	182,325
13,668	Unisys Corporation(a)	103,193
864	WEX, Inc.(a)	109,676
		1,280,439
	TELECOMMUNICATIONS - 0.8%
13,543	Chindata Group Holdings Ltd. - ADR(a)	109,427
5,268	Frontier Communications Parent, Inc.(a)	123,429
5,660	Iridium Communications, Inc.(a)	251,134
34,362	Turkcell Iletisim Hizmetleri A.S. - ADR	91,403
		575,393

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	COMMON STOCKS — 44.1% (Continued)
	TRANSPORTATION & LOGISTICS - 3.0%
2,959	Alaska Air Group, Inc.(a)	$115,845
17,682	American Airlines Group, Inc.(a)	212,891
3,160	ArcBest Corporation	229,827
12,050	Azul S.A. - ADR(a)	98,087
1,885	Copa Holdings S.A., Class A(a)	126,314
4,461	Covenant Logistics Group, Inc.	128,031
20,315	Daseke, Inc.(a)	109,904
49,327	Diana Shipping, Inc.	178,070
9,256	Frontier Group Holdings, Inc.(a)	89,783
30,076	JetBlue Airways Corporation(a)	199,404
18,620	Radiant Logistics, Inc.(a)	105,948
5,866	SkyWest, Inc.(a)	95,381
16,542	Tsakos Energy Navigation Ltd.	252,596
3,583	United Airlines Holdings, Inc.(a)	116,555
39,079	Yellow Corporation(a)	198,131
		2,256,767
	WHOLESALE - CONSUMER STAPLES - 0.7%
3,452	Andersons, Inc. (The)	107,116
5,056	Performance Food Group Company(a)	217,154
5,801	United Natural Foods, Inc.(a)	199,380
		523,650
	WHOLESALE - DISCRETIONARY - 0.3%
15,196	Hudson Technologies, Inc.(a)	111,691
1,038	Veritiv Corporation(a)	101,485
		213,176

	TOTAL COMMON STOCKS (Cost $38,847,920)	33,665,820

Principal		Coupon
Amount ($)		Rate (%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 20.4%
	U.S. TREASURY BILLS — 20.0%
1,000,000	United States Treasury Bill(c),(d)	3.110	02/23/23	986,020
14,500,000	United States Treasury Bill(c),(d)	3.780	03/23/23	14,248,147
				15,234,167

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal		Coupon
Amount ($)		Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 20.4% (Continued)
	U.S. TREASURY INFLATION PROTECTED — 0.4%
	United States Treasury Inflation Indexed Bonds(c)	0.1250	10/15/24	$333,194

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $15,699,713)			15,567,361

Shares
SHORT-TERM INVESTMENT — 18.2%
MONEY MARKET FUND – 18.2%
13,838,503	Fidelity Treasury Portfolio, Class I, 2.82%(e) (Cost $13,838,503)	13,838,503

Contracts(f)		Counterparty	Expiration Date	Exercise Price	Notional Value
	FUTURE OPTIONS PURCHASED - 0.2%
	PUT OPTIONS PURCHASED - 0.2%
194	CBOT 5 Year US Treasury Note	Wells Fargo	10/21/2022	$107.50	$20,856,552	137,922
	TOTAL FUTURE OPTIONS PURCHASED (Cost - $102,875)

	TOTAL INVESTMENTS – 82.9% (Cost $68,489,011)					$63,209,606
	OTHER ASSETS IN EXCESS OF LIABILITIES- 17.1%					13,045,817
	NET ASSETS - 100.0%					$76,255,423

OPEN FUTURES CONTRACTS
Number of Contracts	Description	Long/Short	Expiration Date	Notional Amount(g)	Value and Unrealized Depreciation
194	CBOT 5 Year US Treasury Note	Long	12/30/2022	$20,856,552	$(631,171)
	TOTAL FUTURES CONTRACTS

ADR -American Depositary Receipt	PJSC -Public Joint-Stock Company

A.S. -Anonim Sirketi	PLC -Public Limited Company

Ltd. -Limited Company	REIT -Real Estate Investment Trust

N.V. -Naamioze Vennootschap	S.A. -Société Anonyme

(a)	Non-income producing security.

(b)	Level 3 security fair valued under the procedures established by the Board of Trustees.

(c)	All or a portion of this security is pledged as collateral for total return swaps. As of September 30, 2022, the value of the pledged portion is $15,567,361.

(d)	Zero coupon bond. Rate shown is the discount rate at time of purchase.

(e)	Rate disclosed is the seven day effective yield as of September 30, 2022.

(f)	Each contract is equivalent to one futures contract.

(g)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

OUTPERFORMANCE OPTION
Description	Call/Put	Currency	Counterparty	Strike Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
Call
JPCPOPL4/JPCPOPS4 Index Outperformance Call Option ***	Call	USD	JP Morgan	2.00%	12/30/2022	$11,500,000	$832,612	$770,500	$62,112

TOTAL RETURN SWAPS

Description	Payment Frequency	Long/Short	Currency	Index	Spread	Counterparty	Number Of Contracts	Maturity Date	Notional Amount	Upfront Payments /Receipts	Unrealized Appreciation/ (Depreciation)
China Evergrande Group	Monthly	Long	USD	Overnight Bank Funding Rate	0.45%	JP Morgan	549,233	12/29/2022	$—	$—	$—
JP Morgan International Long Index Basket ***	Monthly	Long	USD	Overnight Bank Funding Rate	0.45%	JP Morgan	326,860	5/27/2025	26,958,498	—	(3,304,239)
JP Morgan International Long Index Basket 2 ***	Quarterly	Long	USD	Overnight Bank Funding Rate	0.45%	JP Morgan	402,414	5/27/2025	29,601,453	—	(75,004)
											$(3,379,243)

JP Morgan International Short Index Basket ***	Monthly	Short	USD	Overnight Bank Funding Rate	(1.57)%	JP Morgan	407,554	5/27/2025	26,401,430	—	4,268,922
JP Morgan International Short Index Basket 2 ***	Quarterly	Short	USD	Overnight Bank Funding Rate	(1.25)%	JP Morgan	491,723	5/27/2025	29,679,318	—	(171,679)
JP Morgan U.S. Short Index Basket ***	Monthly	Short	USD	Overnight Bank Funding Rate	(1.54)%	JP Morgan	283,951	3/7/2025	21,723,064	—	4,694,326
JP Morgan U.S. Short Index Basket 2 ***	Monthly	Short	USD	Overnight Bank Funding Rate	(1.15)%	JP Morgan	428,458	4/26/2024	18,236,372	—	2,512,567
											$11,304,136

											$7,924,893

***	The underlying holdings of this security can be found at https://counterpointfunds.com/tactical-equity-fund/

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL MUNICIPAL FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUND — 0.0%(a)
	FIXED INCOME - 0.0%(a)
1,100	Vanguard Tax-Exempt Bond Index ETF	$52,954
	TOTAL EXCHANGE-TRADED FUND (Cost $58,244)

	OPEN END FUNDS — 2.6%
	FIXED INCOME - 2.6%
1,000	American Century High-Yield Municipal Fund, Class I	8,500
723	BlackRock High Yield Municipal Fund, Institutional Class	6,101
100,050	Fidelity Conservative Income Municipal Bond Fund, Institutional Class	994,498
1,000	Invesco AMT-Free Municipal Fund, Class Y	6,560
984	MainStay MacKay High Yield Municipal Bond Fund, Class I	10,754
231,265	Nuveen High Yield Municipal Bond Fund, Class I	3,334,838
1,000	PGIM Muni High Income Fund, Class Z	8,760
	TOTAL OPEN END FUNDS (Cost $5,309,970)	4,370,011

	SHORT-TERM INVESTMENT — 95.3%
	MONEY MARKET FUND - 95.3%
163,219,865	BlackRock Liquidity Funds MuniCash, Institutional Class, 2.14%(b) (Cost $163,222,426)	163,203,143

	TOTAL INVESTMENTS - 97.9% (Cost $168,590,640)	$167,626,108
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.1%	3,611,838
	NET ASSETS - 100.0%	$171,237,946

ETF - Exchange-Traded Fund

(a)	Percentage rounds to less than 0.1%.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

COUNTERPOINT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2022

	Counterpoint	Counterpoint	Counterpoint
	Tactical Income	Tactical Equity	Tactical Municipal
	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$982,025,669	$68,489,011	$168,590,640
At value	$979,953,920	$63,209,606	$167,626,108
Cash	20,320,233	2,500,000	4,000,000
Cash held for collateral at broker +	7,093,124	1,494,178	—
Receivable for Fund shares sold	3,109,924	659,459	308,429
Dividends and interest receivable	1,617,391	40,727	172,993
Due from broker - swaps	—	3,018,903	—
Premiums paid on open swap contracts	1,520,010	—	—
Outperformance option, at fair value (Premium $0, $770,500, $0)	—	832,612	—
Unrealized appreciation on total return swaps	—	7,924,893	—
Prepaid expenses and other assets	100,026	66,006	46,880
TOTAL ASSETS	1,013,714,628	79,746,384	172,154,410

LIABILITIES
Due to broker - swaps	—	1,994,906	—
Investment advisory fees payable	997,493	49,262	98,348
Payable for Fund shares redeemed	715,394	9,686	772,887
Unrealized depreciation on credit default swap	144,260	—	—
Payable to related parties	68,450	6,022	13,114
Distribution (12b-1) fees payable	59,427	1,873	2,986
Payable for investments purchased - outperformance option	—	770,500	—
Unrealized depreciation on futures contracts	—	631,171	—
Accrued expenses and other liabilities	66,280	27,541	29,129
TOTAL LIABILITIES	2,051,304	3,490,961	916,464
NET ASSETS	$1,011,663,324	$76,255,423	$171,237,946

NET ASSETS CONSIST OF:
Paid in capital	$1,023,270,644	$75,371,185	$173,345,669
Accumulated earnings (loss)	$(11,607,320)	$884,238	$(2,107,723)
NET ASSETS	$1,011,663,324	$76,255,423	$171,237,946

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$75,164,090	$5,202,531	$4,482,850
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,821,813	330,152	427,494
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$11.02	$15.76	$10.49
Maximum offering price per share (maximum sales charge of 4.50%, 5.75% and 4.50%, respectively)	$11.54	$16.72	$10.98

Class C Shares :
Net Assets	$53,229,071	$1,023,687	$2,418,897
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,861,207	68,543	233,682
Net asset value (Net Assets ÷ Shares Outstanding), redemption price and offering price per share	$10.95	$14.93	$10.35

Class I Shares:
Net Assets	$883,270,163	$70,029,205	$164,336,199
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	80,255,939	4,368,770	15,644,132
Net asset value (Net Assets ÷ Shares Outstanding), redemption price and offering price per share	$11.01	$16.03	$10.50

+	Represents collateral for futures contracts, options purchased, and swaps.

See accompanying notes to financial statements.

COUNTERPOINT FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2022

	Counterpoint	Counterpoint	Counterpoint
	Tactical Income	Tactical Equity	Tactical Municipal
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends (including foreign dividend tax withholding of $0, $14,303 and $0, respectively)	$20,410,228	$320,793	$517,571
Interest	14,241,851	247,810	602,276
TOTAL INVESTMENT INCOME	34,652,079	568,603	1,119,847

EXPENSES
Investment advisory fees	10,920,487	524,572	887,260
Distribution (12b-1) fees:
Class A	181,350	6,273	8,119
Class C	531,465	8,042	21,257
Administrative services fees	443,569	34,744	72,494
Third party administrative servicing fees	486,399	17,395	64,593
Transfer agent fees	264,547	46,377	43,754
Registration fees	161,056	15,741	51,254
Accounting services fees	127,115	11,010	23,467
Custodian fees	64,195	55,602	19,551
Printing and postage expenses	65,001	7,575	6,575
Compliance officer fees	30,376	8,976	11,501
Audit fees	19,363	27,363	19,363
Trustees’ fees and expenses	13,002	12,002	12,502
Legal fees	14,624	14,001	14,625
Insurance expense	149	—	—
Other expenses	38,254	4,357	8,367
TOTAL EXPENSES	13,360,952	794,030	1,264,682

Less: (Fees waived)/recaptured by the Advisor	—	(42,239)	34,541
TOTAL NET EXPENSES	13,360,952	751,791	1,299,223

NET INVESTMENT INCOME (LOSS)	21,291,127	(183,188)	(179,376)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(22,191,232)	(1,639,788)	1,334,200
Capital gain distributions from regulated investment companies	128,907	—	10,477
Net realized gain on swap contracts	5,802,652	3,490,719	—
Net realized loss on swaptions purchased	(2,212,013)	—	—
Net realized loss on futures contracts	—	(2,122,030)	—
Net realized gain on options purchased	8,867,839	3,581,920	—
Net realized gain on foreign currency transactions	—	13	—
Net realized gain on swaptions written	524,588	—	—
	(9,079,259)	3,310,834	1,344,677
Net change in unrealized depreciation on investments	(42,465,775)	(5,357,722)	(3,241,260)
Net change in unrealized depreciation on futures contracts	—	(624,371)	—
Net change in unrealized appreciation (depreciation) on swap contracts	(358,728)	7,848,908	—
Net change in unrealized appreciation on options purchased	—	148,458	—
Net change in unrealized appreciation on swaptions purchased	576,107	—	—
	(42,248,396)	2,015,273	(3,241,260)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(51,327,655)	5,326,107	(1,896,583)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,036,528)	$5,142,919	$(2,075,959)

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
FROM OPERATIONS
Net investment income	$21,291,127	$21,737,222
Net realized gain(loss) on investments and swap contracts, options purchased, swaptions purchased and swaptions written	(9,079,259)	5,538,047
Net change in unrealized appreciation (depreciation) on investments, swap contracts and swaptions purchased	(42,248,396)	26,592,685
Net increase (decrease) in net assets resulting from operations	(30,036,528)	53,867,954

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(7,067)	—
Class C	(5,030)	—
Class I	(82,742)	—
Distributions paid:
Class A	(1,605,722)	(2,052,972)
Class C	(880,600)	(1,036,916)
Class I	(18,331,075)	(19,824,442)
Net decrease in net assets resulting from distributions to shareholders	(20,912,236)	(22,914,330)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	18,908,259	25,090,506
Class C	16,015,075	18,241,121
Class I	483,677,539	446,757,404
Net asset value of shares issued in reinvestment of distributions:
Class A	1,592,303	2,014,380
Class C	717,888	793,254
Class I	16,011,312	17,540,363
Payments for shares redeemed:
Class A	(13,036,492)	(25,028,607)
Class C	(11,065,210)	(8,181,221)
Class I	(342,532,167)	(119,895,496)
Net increase in net assets from shares of beneficial interest	170,288,507	357,331,704

TOTAL INCREASE IN NET ASSETS	119,339,743	388,285,328

NET ASSETS
Beginning of Year	892,323,581	504,038,253
End of Year	$1,011,663,324	$892,323,581

SHARE ACTIVITY
Class A:
Shares Sold	1,676,093	2,164,886
Shares Reinvested	141,423	174,254
Shares Redeemed	(1,155,663)	(2,177,119)
Net increase in shares of beneficial interest outstanding	661,853	162,021

Class C:
Shares Sold	1,421,987	1,575,738
Shares Reinvested	64,017	68,854
Shares Redeemed	(990,187)	(710,178)
Net increase in shares of beneficial interest outstanding	495,817	934,414

Class I:
Shares Sold	43,129,322	38,525,223
Shares Reinvested	1,424,567	1,515,463
Shares Redeemed	(30,233,832)	(10,350,970)
Net increase in shares of beneficial interest outstanding	14,320,057	29,689,716

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
FROM OPERATIONS
Net investment loss	$(183,188)	$(56,284)
Net realized gain (loss) on investments, futures contracts, swap contracts options purchased and foreign currency transactions	3,310,834	(369,322)
Net change in unrealized appreciation (depreciation) on investments, futures contracts options purchased and swap contracts	2,015,273	(301,567)
Net increase (decrease) in net assets resulting from operations	5,142,919	(727,173)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,805,347	1,023,758
Class C	430,100	40,000
Class I	77,875,437	8,704,321
Payments for shares redeemed:
Class A	(738,510)	(2,049,673)
Class C	(136,556)	(132,716)
Class I	(23,389,511)	(5,368,621)
Net increase in net assets from shares of beneficial interest	58,846,307	2,217,069

TOTAL INCREASE IN NET ASSETS	63,989,226	1,489,896

NET ASSETS
Beginning of Year	12,266,197	10,776,301
End of Year	$76,255,423	$12,266,197

SHARE ACTIVITY
Class A:
Shares Sold	303,481	107,555
Shares Redeemed	(49,109)	(233,099)
Net increase (decrease) in shares of beneficial interest outstanding	254,372	(125,544)

Class C:
Shares Sold	29,330	4,455
Shares Redeemed	(9,555)	(14,324)
Net increase (decrease) in shares of beneficial interest outstanding	19,775	(9,869)

Class I:
Shares Sold	4,884,870	778,443
Shares Redeemed	(1,486,493)	(586,832)
Net increase in shares of beneficial interest outstanding	3,398,377	191,611

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL MUNICIPAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
FROM OPERATIONS
Net investment income (loss)	$(179,376)	$1,378,538
Net realized gain on investments	1,344,677	1,947
Net change in unrealized appreciation (depreciation) on investments	(3,241,260)	1,504,300
Net increase (decrease) in net assets resulting from operations	(2,075,959)	2,884,785

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(498)	—
Class C	—	—
Class I	(15,983)	—
Distributions paid:
Class A	(68,073)	(41,494)
Class C	(52,690)	(16,502)
Class I	(2,233,441)	(1,721,695)
Net decrease in net assets resulting from distributions to shareholders	(2,370,685)	(1,779,691)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,684,962	2,060,276
Class C	1,886,647	225,001
Class I	139,981,280	59,472,654
Net asset value of shares issued in reinvestment of distributions:
Class A	64,858	38,762
Class C	52,690	14,192
Class I	2,046,130	1,545,972
Payments for shares redeemed:
Class A	(2,012,351)	(1,628,327)
Class C	(331,027)	(5,263)
Class I	(59,737,524)	(20,661,137)
Net increase in net assets from shares of beneficial interest	86,635,665	41,062,130

TOTAL INCREASE IN NET ASSETS	82,189,021	42,167,224

NET ASSETS
Beginning of Year	89,048,925	46,881,701
End of Year	$171,237,946	$89,048,925

SHARE ACTIVITY
Class A:
Shares Sold	441,501	185,814
Shares Reinvested	6,073	3,554
Shares Redeemed	(190,539)	(147,804)
Net increase in shares of beneficial interest outstanding	257,035	41,564

Class C:
Shares Sold	175,491	20,630
Shares Reinvested	4,966	1,310
Shares Redeemed	(31,391)	(474)
Net increase in shares of beneficial interest outstanding	149,066	21,466

Class I:
Shares Sold	13,196,110	5,392,083
Shares Reinvested	191,585	141,540
Shares Redeemed	(5,596,678)	(1,889,143)
Net increase in shares of beneficial interest outstanding	7,791,017	3,644,480

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2022		September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
Net asset value, beginning of year	$11.68		$11.04	$10.79	$10.91	$11.28
Activity from investment operations:
Net investment income (1)	0.26		0.35	0.23	0.35	0.28
Net realized and unrealized gain (loss) (2)	(0.67)		0.65	0.25	0.05	(0.31)
Total from investment operations	(0.41)		1.00	0.48	0.40	(0.03)
Less distributions from:
Net investment income	(0.25)		(0.36)	(0.23)	(0.38)	(0.34)
Return of Capital	(0.00	) (3)	—	—	—	—
Net realized gains	—		—	—	(0.14)	(0.00	) (3)
Total distributions	(0.25)		(0.36)	(0.23)	(0.52)	(0.34)
Net asset value, end of year	$11.02		$11.68	$11.04	$10.79	$10.91
Total return (4)	(3.53)%		9.14%	4.47%	3.89%	(0.27)%
Net assets, at end of year (000’s)	$75,164		$71,948	$66,244	$69,747	$107,839
Ratio of gross expenses to average net assets before waiver (5,6)	1.71%		1.73%	1.78%	1.79%	1.77%
Ratio of net expenses to average net assets after waiver (5)	1.71%		1.73%	1.78%	1.79%	1.77%
Ratio of net investment income before waiver to average net assets (5,7)	2.32%		3.03%	2.12%	3.27%	2.55%
Ratio of net investment income after waiver to average net assets (5,7)	2.32%		3.03%	2.12%	3.27%	2.55%
Portfolio Turnover Rate	493%		36%	232%	353%	380%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2022		September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
Net asset value, beginning of Year	$11.63		$11.00	$10.76	$10.89	$11.22
Activity from investment operations:
Net investment income (1)	0.18		0.26	0.15	0.27	0.20
Net realized and unrealized gain (loss) (2)	(0.67)		0.65	0.25	0.05	(0.32)
Total from investment operations	(0.49)		0.91	0.40	0.32	(0.12)
Less distributions from:
Net investment income	(0.19)		(0.28)	(0.16)	(0.31)	(0.21)
Return of capital	(0.00	) (3)	—	—	—	—
Net realized gains	—		—	—	(0.14)	(0.00	) (3)
Total distributions	(0.19)		(0.28)	(0.16)	(0.45)	(0.21)
Net asset value, end of year	$10.95		$11.63	$11.00	$10.76	$10.89
Total return (4)	(4.26)%		8.30%	3.73%	3.11%	(1.03)%
Net assets, at end of year (000’s)	$53,229		$50,772	$37,748	$32,578	$35,336
Ratio of gross expenses to average net assets before waiver (5,6)	2.46%		2.48%	2.53%	2.54%	2.52%
Ratio of net expenses to average net assets after waiver (5)	2.46%		2.48%	2.53%	2.54%	2.52%
Ratio of net investment income before waiver to average net assets (5,7)	1.56%		2.27%	1.40%	2.52%	1.79%
Ratio of net investment income after waiver to average net assets (5,7)	1.56%		2.27%	1.40%	2.52%	1.79%
Portfolio Turnover Rate	493%		36%	232%	353%	380%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2022		September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
Net asset value, beginning of year	$11.67		$11.04	$10.78	$10.90	$11.30
Activity from investment operations:
Net investment income (1)	0.28		0.37	0.26	0.37	0.30
Net realized and unrealized gain (loss) (2)	(0.66)		0.65	0.26	0.05	(0.31)
Total from investment operations	(0.38)		1.02	0.52	0.42	(0.01)
Less distributions from:
Net investment income	(0.28)		(0.39)	(0.26)	(0.40)	(0.39)
Return of capital	(0.00	) (3)	—	—	—	—
Net realized gains	—		—	—	(0.14)	(0.00	) (3)
Total distributions	(0.28)		(0.39)	(0.26)	(0.54)	(0.39)
Net asset value, end of year	$11.01		$11.67	$11.04	$10.78	$10.90
Total return (4)	(3.31)%		9.32%	4.83%	4.13%	(0.07)%
Net assets, at end of year (000s)	$883,270		$769,603	$400,046	$246,454	$261,476
Ratio of gross expenses to average net assets before waiver (5,6)	1.46%		1.48%	1.53%	1.54%	1.52%
Ratio of net expenses to average net assets after waiver (5)	1.46%		1.48%	1.53%	1.54%	1.52%
Ratio of net investment income before waiver to average net assets (5,7)	2.51%		3.23%	2.38%	3.49%	2.74%
Ratio of net investment income after waiver to average net assets (5,7)	2.51%		3.23%	2.38%	3.49%	2.74%
Portfolio Turnover Rate	493%		36%	232%	353%	380%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(7)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
Net asset value, beginning of year	$11.08	$10.30	$12.60	$15.92	$15.75
Activity from investment operations:
Net investment loss (1)	(0.09)	(0.09)	(0.05)	(0.06)	(0.09)
Net realized and unrealized gain (loss) (2)	4.77	0.87	(2.25)	(2.77)	1.17
Total from investment operations	4.68	0.78	(2.30)	(2.83)	1.08
Less distributions from:
Net realized gains	—	—	—	(0.49)	(0.91)
Total distributions	—	—	—	(0.49)	(0.91)
Net asset value, end of year	$15.76	$11.08	$10.30	$12.60	$15.92
Total return (3)	42.24%	7.57%	(18.25)%	(18.15)%	7.02%
Net assets, at end of year (000s)	$5,203	$839	$2,074	$3,369	$6,322
Ratio of gross expenses to average net assets before waiver (4,5,6)	2.10%	3.74%	2.82%	2.37%	3.12%
Ratio of net expenses to average net assets after waiver (4,5)	2.00%	2.04%	2.00%	2.08%	2.81%
Ratio of net investment loss before waiver to average net assets (4,7)	(0.69)%	(2.66)%	(1.27)%	(0.81)%	(1.68)%
Ratio of net investment loss after waiver to average net assets (4,7)	(0.59)%	(0.96)%	(0.45)%	(0.52)%	(1.37)%
Portfolio Turnover Rate	350%	230%	259%	296%	259%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Excluding interest expense and dividends on securities sold short, the following ratios would have been:

Gross expenses to average net assets (6)	N/A	3.70%	2.82%	2.29%	2.31%
Net expenses to average net assets	N/A	2.00%	2.00%	2.00%	2.00%

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense reimbursements by the advisor.

(7)	Recognition of investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
Net asset value, beginning of year	$10.58	$9.91	$12.22	$15.57	$15.53
Activity from investment operations:
Net investment loss (1)	(0.22)	(0.16)	(0.15)	(0.19)	(0.20)
Net realized and unrealized gain (loss) (2)	4.57	0.83	(2.16)	(2.67)	1.15
Total from investment operations	4.35	0.67	(2.31)	(2.86)	0.95
Less distributions from:
Net realized gains	—	—	—	(0.49)	(0.91)
Total distributions	—	—	—	(0.49)	(0.91)
Net asset value, end of year	$14.93	$10.58	$9.91	$12.22	$15.57
Total return (3)	41.12%	6.76%	(18.90)%	(18.77)%	6.24%
Net assets, at end of year (000s)	$1,024	$516	$581	$1,181	$2,870
Ratio of gross expenses to average net assets before waiver (4,5,6)	2.85%	4.49%	3.57%	3.12%	3.87%
Ratio of net expenses to average net assets after waiver (4,5)	2.75%	2.79%	2.75%	2.83%	3.56%
Ratio of net investment loss before waiver to average net assets (4,7)	(1.61)%	(3.43)%	(2.08)%	(1.75)%	(2.42)%
Ratio of net investment loss after waiver to average net assets (4,7)	(1.51)%	(1.73)%	(1.26)%	(1.46)%	(2.11)%
Portfolio Turnover Rate	350%	230%	259%	296%	259%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Excluding interest expense and dividends on securities sold short, the following ratios would have been:

Gross expenses to average net assets (6)	N/A	4.45%	3.57%	3.04%	3.06%
Net expenses to average net assets	N/A	2.75%	2.75%	2.75%	2.75%

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense reimbursements by the advisor.

(7)	Recognition of investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
Net asset value, beginning of year	$11.24	$10.43	$12.73	$16.04	$15.82
Activity from investment operations:
Net investment loss (1)	(0.06)	(0.06)	(0.03)	(0.01)	(0.05)
Net realized and unrealized gain (loss) (2)	4.85	0.87	(2.27)	(2.81)	1.18
Total from investment operations	4.79	0.81	(2.30)	(2.82)	1.13
Less distributions from:
Net realized gains	—	—	—	(0.49)	(0.91)
Total distributions	—	—	—	(0.49)	(0.91)
Net asset value, end of year	$16.03	$11.24	$10.43	$12.73	$16.04
Total return (3)	42.62%	7.77%	(18.07)%	(17.95)%	7.31%
Net assets, at end of year (000s)	$70,029	$10,911	$8,121	$15,851	$23,615
Ratio of gross expenses to average net assets before waiver (4,5,6)	1.85%	3.49%	2.57%	2.12%	2.87%
Ratio of net expenses to average net assets after waiver (4,5)	1.75%	1.79%	1.75%	1.83%	2.56%
Ratio of net investment loss before waiver to average net assets (4,7)	(0.50)%	(2.34)%	(1.07)%	(0.45)%	(1.43)%
Ratio of net investment loss after waiver to average net assets (4,7)	(0.40)%	(0.64)%	(0.25)%	(0.16)%	(1.12)%
Portfolio Turnover Rate	350%	230%	259%	296%	259%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Excluding interest expense and dividends on securities sold short, the following ratios would have been:

Gross expenses to average net assets (6)	N/A	3.45%	2.57%	2.04%	2.06%
Net expenses to average net assets	N/A	1.75%	1.75%	1.75%	1.75%

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense reimbursements by the advisor.

(7)	Recognition of investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2022		September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018 (1)
Net asset value, beginning of period	$10.98		$10.65	$10.47	$10.00	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.03)		0.23	0.19	0.26	0.09
Net realized and unrealized gain (loss) (3)	(0.18)		0.42	0.16	0.44	(0.01)
Total from investment operations	(0.21)		0.65	0.35	0.70	0.08
Less distributions from:
Net investment income	(0.01)		(0.23)	(0.17)	(0.23)	(0.08)
Return of capital	(0.00	) (4)	—	—	—	—
Net realized gains	(0.27)		(0.09)	—	—	—
Total distributions	(0.28)		(0.32)	(0.17)	(0.23)	(0.08)
Net asset value, end of period	$10.49		$10.98	$10.65	$10.47	$10.00
Total return (5)	(1.93)%		6.13%	3.37%	7.12%	0.77	% (6)
Net assets, at end of period (000s)	$4,483		$1,872	$1,373	$1,871	$1,023
Ratio of gross expenses to average net assets before waiver/recapture (7,8)	1.23%		1.40%	1.61%	2.03%	2.74	% (9)
Ratio of net expenses to average net assets after waiver/recapture (7)	1.25%		1.25%	1.25%	1.25%	1.25	% (9)
Ratio of net investment income (loss) before waiver/recapture to average net assets (7,10)	(0.30)%		1.94%	1.44%	1.79%	1.45	% (9)
Ratio of net investment income (loss) after waiver/ recapture to average net assets (7,10)	(0.32)%		2.09%	1.80%	2.57%	2.94	% (9)
Portfolio Turnover Rate	563%		12%	123%	125%	1	% (6)

(1)	The Counterpoint Tactical Municipal Fund’s Class A shares commenced operations on June 11, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(4)	Amount is less than $0.01.

(5)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(6)	Not annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets absent fee waivers or expense reimbursements by the advisor.

(9)	Annualized.

(10)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018 (1)
Net asset value, beginning of period	$10.91	$10.59	$10.46	$10.00	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.12)	0.15	0.08	0.20	0.07
Net realized and unrealized gain (loss) (3)	(0.17)	0.41	0.18	0.42	(0.01)
Total from investment operations	(0.29)	0.56	0.26	0.62	0.06
Less distributions from:
Net investment income	—	(0.15)	(0.13)	(0.16)	(0.06)
Net realized gains	(0.27)	(0.09)	—	—	—
Total distributions	(0.27)	(0.24)	(0.13)	(0.16)	(0.06)
Net asset value, end of period	$10.35	$10.91	$10.59	$10.46	$10.00
Total return (4)	(2.70)%	5.31%	2.54%	6.29%	0.56	% (5)
Net assets, at end of period (000s)	$2,419	$923	$669	$222	$68
Ratio of gross expenses to average net assets before waiver/recapture (6,7)	1.98%	2.15%	2.36%	2.78%	3.49	% (8)
Ratio of net expenses to average net assets after waiver/recapture (6)	2.00%	2.00%	2.00%	2.00%	2.00	% (8)
Ratio of net investment income (loss) before waiver/recapture to average net assets (6,9)	(1.08)%	1.20%	0.39%	1.21%	0.77	% (8)
Ratio of net investment income (loss) after waiver/ recapture to average net assets (6,9)	(1.10)%	1.35%	0.75%	1.99%	2.26	% (8)
Portfolio Turnover Rate	563%	12%	123%	125%	1	% (5)

(1)	The Counterpoint Tactical Municipal Fund’s Class C shares commenced operations on June 11, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(4)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(5)	Not annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets absent fee waivers or expense reimbursements by the advisor.

(8)	Annualized.

(9)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT TACTICAL MUNICIPAL FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2022		September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018 (1)
Net asset value, beginning of period	$10.98		$10.65	$10.47	$10.00	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.01)		0.26	0.19	0.28	0.10
Net realized and unrealized gain (loss) (3)	(0.18)		0.41	0.18	0.45	(0.02)
Total from investment operations	(0.19)		0.67	0.37	0.73	0.08
Less distributions from:
Net investment income	(0.02)		(0.25)	(0.19)	(0.26)	(0.08)
Return of capital	(0.00	) (4)	—	—	—	—
Net realized gains	(0.27)		(0.09)	—	—	—
Total distributions	(0.29)		(0.34)	(0.19)	(0.26)	(0.08)
Net asset value, end of period	$10.50		$10.98	$10.65	$10.47	$10.00
Total return (5)	(1.78)%		6.39%	3.60%	7.39%	0.83	% (6)
Net assets, at end of period (000s)	$164,336		$86,253	$44,840	$24,149	$13,063
Ratio of gross expenses to average net assets before waiver/recapture (7,8)	0.98%		1.15%	1.36%	1.78%	2.49	% (9)
Ratio of net expenses to average net assets after waiver/recapture (7)	1.00%		1.00%	1.00%	1.00%	1.00	% (9)
Ratio of net investment income (loss) before waiver/recapture to average net assets (7,10)	(0.10)%		2.18%	1.45%	1.98%	1.68	% (9)
Ratio of net investment income (loss) after waiver/ recapture to average net assets (7,10)	(0.12)%		2.33%	1.81%	2.76%	3.17	% (9)
Portfolio Turnover Rate	563%		12%	123%	125%	1	% (6)

(1)	The Counterpoint Tactical Municipal Fund’s Class I shares commenced operations on June 11, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(4)	Amount is less than $0.01.

(5)	Total return assumes reinvestment of all dividends and distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(6)	Not annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets absent fee waivers or expense reimbursements by the advisor.

(9)	Annualized.

(10)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

1.	ORGANIZATION

Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund and Counterpoint Tactical Municipal Fund (collectively, the “Funds”) are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objectives of the Funds are as follows:

Counterpoint Tactical Income Fund - seeks income and capital preservation.

Counterpoint Tactical Equity Fund - seeks capital appreciation and preservation.

Counterpoint Tactical Municipal Fund – seeks tax-free income and capital preservation.

Each Fund offers three classes of shares: Class A, Class C and Class I shares. Counterpoint Tactical Income Fund commenced operations on December 4, 2014. Counterpoint Tactical Equity Fund commenced operations on November 30, 2015. Counterpoint Tactical Municipal Fund commenced operations on June 11, 2018. Class A shares of the Counterpoint Tactical Income Fund and Class A shares of the Counterpoint Tactical Municipal Fund are offered at net asset value plus a maximum sales charge of 4.50%. Class A shares of the Counterpoint Tactical Equity Fund are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Class I shares of each Fund are offered at net asset value. Each class of each Fund represents an interest in the same assets of that Fund and classes are identical except for differences in their distribution and sales charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. A Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – Each Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Advisor as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2022 for the Funds’ investments measured at fair value:

Counterpoint Tactical Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Open End Funds	$30,728,553	$—	$—	$30,728,553
U.S. Government & Agencies	—	450,138,858	—	450,138,858
Short-Term Investments	499,086,509	—	—	499,086,509
Total	$529,815,062	$450,138,858	$—	$979,953,920
Liabilities *
Credit Default Swap	$—	$144,260	$—	$144,260
Total	$—	$144,260	$—	$144,260

Counterpoint Tactical Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$33,665,820	$—	$—	$33,665,820
U.S. Government & Agencies	—	15,567,361	—	15,567,361
Short-Term Investment	13,838,503	—	—	13,838,503
Future Options Purchased	137,922	—	—	137,922
Outperformance Option	—	832,612	—	832,612
Short Total Return Swaps	—	11,304,136	—	11,304,136
Total	$47,642,245	$27,704,109	$—	$75,346,354
Liabilities *
Long Futures Contracts	$631,171	$—	$—	$631,171
Long Total Return Swaps	—	3,379,243	—	3,379,243
Total	$631,171	$3,379,243	$—	$4,010,414

Counterpoint Tactical Municipal Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$52,954	$—	$—	$52,954
Open End Funds	4,370,011	—	—	4,370,011
Short-Term Investment	163,203,143	—	—	163,203,143
Total	$167,626,108	$—	$—	$167,626,108

There were no transfers between levels during the period other than Counterpoint Tactical Equity’s transfer disclosed below.

*	Please refer to the Schedule of Investments for industry classifications.

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

The following is a reconciliation for the Counterpoint Tactical Equity Fund for which Level 3 inputs were used in determining value:

	Beginning
	balance				Net transfers		Change in	Ending balance
	September 30,				in/(out) of	Total Realized	unrealized	September 30,
	2021	Conversion	Net Purchases	Net Sales	Level 3	Gain/(Loss)	appreciation	2022
Common Stock	$—	$—	$—	$—	$27,861	$—	$(27,861)	$—

Quantitative disclosures of unobservable inputs and assumptions used by the Counterpoint Tactical Equity Fund are below:

Common Stock	Fair Value	Valuation Techniques	Unobservable Input	Input
Mechel PJSC	$—	Market Approach	Discount for lack of marketability (DLOM)	100%

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. Each Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Futures Contracts – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may each purchase or sell futures contracts to hedge against market risk and to reduce return volatility. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – The Funds are subject to equity price risk and commodity price risk in the normal course of pursuing their investment objectives and each Fund may purchase or sell options to help hedge against risk. When the Funds write a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to each Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. Each Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. Certain cash and securities are held as collateral.

Credit Default Swaptions – Credit default swaptions may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Credit Default Swaps – Certain Funds may enter into credit default swaps (“CDS”). CDS are two-party contracts that transfer credit exposure between the parties. One party (the “buyer”) receives credit protection and the other party (the “seller”) takes on credit risk. The buyer typically makes predetermined period payments to the seller in exchange for the seller’s commitment to purchase the underlying reference obligation if a defined credit event occurs, such as default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a fund would be liable for the notional amount of the swap.

Swap Agreements – The Funds may hold equities subject to equity price risk. Each Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Funds are subject to equity price risk. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. The fair value of these financial instruments are located under unrealized appreciation (depreciation) on total return swaps on the Statement of Assets and Liabilities. The realized gain (loss) on swap contracts and change in unrealized appreciation (depreciation) on swap contracts are located on the Statement of Operations.

Market Risk – Overall market risks may also affect the value of the Funds. The market values of securities or other investments owned by the Funds will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; climate change and climate-related events; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds’ net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and subsequently spread globally. This coronavirus resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2019 through September 30, 2021, or expected to be taken in the Funds’ September 30, 2022 tax returns.

Each Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and foreign jurisdictions where the Fund makes significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Counterpoint Mutual Funds, LLC (the “Advisor”) serves as investment advisor to the Funds. Subject to the oversight of the Board, the Advisor is responsible for the management of the Funds’ investment portfolios. Pursuant to an advisory agreement with the Trust, on behalf of the Funds, the Advisor directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Counterpoint Tactical Income Fund and Counterpoint Tactical Equity Fund pay the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.25% of each Fund’s average daily net assets. As compensation for its services and the related expenses borne by the Advisor, the Counterpoint Tactical Municipal Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets.

For the year ended September 30, 2022, the Advisor earned advisory fees as follows:

Advisory Fee
Counterpoint Tactical Income Fund	$10,920,487
Counterpoint Tactical Equity Fund	$524,572
Counterpoint Tactical Municipal Fund	$887,260

Pursuant to a series of written contracts (the “Waiver Agreements”), the Advisor has contractually agreed to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses, until at least January 31, 2023, to ensure that Total Annual Fund Operating Expenses After Fee Waiver (but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor)) do not exceed 2.00%, 2.75% and 1.75% of the daily average net assets attributable to Class A, Class C and Class I shares respectively, of the Counterpoint Tactical Income Fund and Counterpoint Tactical Equity Fund and 1.25%, 2.00% and 1.00% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively, of the Counterpoint Tactical Municipal Fund. Fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits then in place and in place at the time of waiver. The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Advisor.

During the year ended September 30, 2022, the Advisor waived/recaptured advisory fees pursuant to the Waiver Agreements as follows:

	Advisory Fee Waiver	Advisory Fee Recapture
Counterpoint Tactical Income Fund	$—	$—
Counterpoint Tactical Equity Fund	$42,239	$—
Counterpoint Tactical Municipal Fund	$—	$34,541

As of September 30, 2022, the amount of fees waived/expenses reimbursed subject to potential recapture by date of expiration were as follows:

	September 30, 2023	September 30, 2024	September 30, 2025	Total
Counterpoint Tactical Income Fund	$—	$—	$—	$—
Counterpoint Tactical Equity Fund	$123,337	$131,492	$42,239	$297,068
Counterpoint Tactical Municipal Fund	$123,507	$87,657	$—	$211,164

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of each Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (the “Plans”), as amended,

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets for Class C shares for such distribution and shareholder service activities. For the year ended September 30, 2022 the Funds incurred distributions fees as follows:

	Class A	Class C
Counterpoint Tactical Income Fund	$181,350	$531,465
Counterpoint Tactical Equity Fund	$6,273	$8,042
Counterpoint Tactical Municipal Fund	$8,119	$21,257

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. During the year ended September 30, 2022, the Distributor received underwriting commissions for sales of Class A shares as follows:

		Amount Retained by
	Underwriter Commissions	Principal Underwriter
Counterpoint Tactical Income Fund	$47,471	$6,496
Counterpoint Tactical Equity Fund	$20,598	$3,088
Counterpoint Tactical Municipal Fund	$13,360	$2,022

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments were as follows:

	Purchases	Sales
Counterpoint Tactical Income Fund	$3,055,510,449	$3,797,788,068
Counterpoint Tactical Equity Fund	$118,190,557	$81,702,619
Counterpoint Tactical Municipal Fund	$98,664,641	$178,293,046

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

5.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative instruments on the Funds’ Statement of Assets and Liabilities as of September 30, 2022.

Counterpoint Tactical Income Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Fixed Income Contracts/Credit risk	Unrealized depreciation on credit default swap	$(144,260)

Counterpoint Tactical Equity Fund

Contract Type/Primary Risk Exposure	Statements of Assets and Liabilities	Value
Equity Contract/Equity Price Risk	Unrealized appreciation on total return swaps	$7,924,893
Interest Rate Contract/Interest Rate Risk	Investment securities at value - future options purchased	137,922
Equity Contract/Equity Price Risk	Outperformance option, at fair value	832,612
Interest Rate Contract/Interest Rate Risk	Unrealized depreciation on futures contracts	(631,171)

The following is a summary of the effect of derivative instruments on the Funds’ Statement of Operations for the year ended September 30, 2022.

Counterpoint Tactical Income Fund
		Change in Unrealized
Contract type/	Realized Gain	Depreciation
Primary Risk Exposure	On Swap Contracts	On Swap Contracts
Fixed Income Contracts/Credit Risk	$5,802,652	$(358,728)

		Change In Unrealized
Contract type/	Realized Gain	Depreciation
Primary Risk Exposure	On Options Purchased	On Options Purchased
Interest rate contracts/Interest Rate Risk	$8,867,839	$—

		Change In Unrealized
Contract type/	Realized Loss	Appreciation
Primary Risk Exposure	On Swaptions Purchased	On Swaptions Purchased
Credit Contracts/Credit Risk	$(2,212,013)	$576,107

		Change In Unrealized
Contract type/	Realized Gain	Appreciation
Primary Risk Exposure	On Swaptions Written	On Swaptions Written
Credit Contracts/Credit Risk	$524,588	$—

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Counterpoint Tactical Equity Fund
		Change in Unrealized
Contract type/	Realized Loss	Appreciation
Primary Risk Exposure	On Futures Contracts	On Futures Contracts
Equity Contracts/Equity Price Risk	$(1,580,667)	$6,800

		Change in Unrealized
Contract type/	Realized Loss	Depreciation
Primary Risk Exposure	On Futures Contracts	On Futures Contracts
Interest Rate Contracts/Interest Rate Risk	$(541,363)	$(631,171)

		Change In Unrealized
Contract type/	Realized Gain	Appreciation
Primary Risk Exposure	On Options Purchased	On Options Purchased
Equity Contracts/Equity Price Risk	$3,647,541	$113,411

		Change In Unrealized
Contract type/	Realized Loss	Appreciation
Primary Risk Exposure	On Options Purchased	On Options Purchased
Interest Rate Contracts/Interest Rate Risk	$(65,621)	$35,047

		Change In Unrealized
Contract type/	Realized Gain	Appreciation
Primary Risk Exposure	On Swap Contracts	On Swap Contracts
Equity Contracts/Equity Price Risk	$3,490,719	$7,848,908

The notional value of the derivative instruments outstanding as of September 30, 2022 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

During the year ended September 30, 2022, the Funds were not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2022 for the Funds.

Counterpoint Tactical Income Fund
						Net Amounts	Financial	Cash		Net
		Gross Amounts of		Gross Amounts of		Presented in the	Instruments	Collateral		Amount
Description	Counterparty	Recognized Assets		Recognized Liabilities		Statement of Assets & Liabilities	Pledged	Pledged		of Assets & Liabilities
Unrealized depreciation on credit default swap	Wells Fargo	$—		$(144,260	) (1)	$(144,260)	$—	$144,260	(2)	$—
		$—		$(144,260)		$(144,260)	$—	$144,260		$—

Counterpoint Tactical Equity Fund
						Net Amounts	Financial	Cash		Net
		Gross Amounts of		Gross Amounts of		Presented in the	Instruments	Collateral		Amount
Description	Counterparty	Recognized Assets (1)		Recognized Liabilities (1)		Statement of Assets & Liabilities	Pledged	Pledged		of Assets & Liabilities
Unrealized appreciation (depreciation) on total return swaps	JP Morgan	$11,475,815		$(3,550,922)		$7,924,893	$3,550,922	$—		$11,475,815
Investment in future options purchased	Wells Fargo	$137,922	(1)	$—		$137,922	$—	$—		$137,922
Futures Contracts	Wells Fargo	$—		$(631,171	) (1)	$(631,171)	$—	$631,171	(2)	$—
Investment in outperformance option	JP Morgan	832,612	(1)	—		832,612	—	—		832,612
		$12,446,349		$(4,182,093)		$8,264,256	$3,550,922	$631,171		$12,446,349

(1)	Value as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and does not include excess collateral pledged to the counterparty. Total collateral amounts are presented in the Statements of Assets and Liabilities.

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2022, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Counterpoint Tactical Income Fund	$984,141,548	$140,913	$(2,952,791)	$(2,811,878)
Counterpoint Tactical Equity Fund	$68,961,711	$150,310,069	$(147,935,840)	$2,374,229
Counterpoint Tactical Municipal Fund	$168,633,748	$—	$(1,007,640)	$(1,007,640)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Funds’ distributions paid for the years ended September 30, 2022 and September 30, 2021 was as follows:

For the period ended September 30, 2022:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Counterpoint Tactical Income Fund	$20,817,397	$—	$94,839	$—	$20,912,236
Counterpoint Tactical Equity Fund	—	—	—	—	—
Counterpoint Tactical Municipal Fund	61,192	2,237,191	16,481	55,821	2,370,685

For the period ended September 30, 2021:
	Ordinary	Long-Term	Return	Tax-Exempt
Portfolio	Income	Capital Gains	of Capital	Income	Total
Counterpoint Tactical Income Fund	$22,914,330	$—	$—	$—	$22,914,330
Counterpoint Tactical Equity Fund	—	—	—	—	—
Counterpoint Tactical Municipal Fund	312,160	410,430	—	1,057,101	1,779,691

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Tax-Exempt Income	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Counterpoint Tactical Income Fund	$—	$—	$—	$(8,274,548)	$(520,894)	$—	(2,811,878)	$(11,607,320)
Counterpoint Tactical Equity Fund	—	—	—	(704,232)	(785,759)	—	2,374,229	884,238
Counterpoint Tactical Municipal Fund	—	—	—	(1,100,083)	—	—	(1,007,640)	(2,107,723)

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the mark-to-market treatment on swaps, passive foreign investment companies, 1256 futures and options contracts, and the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The funds incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
Counterpoint Tactical Income Fund	$—
Counterpoint Tactical Equity Fund	704,232
Counterpoint Tactical Municipal Fund	251,728

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The funds incurred and elected to defer such late year losses as follows:

Post October
Portfolio	Losses
Counterpoint Tactical Income Fund	$8,274,548
Counterpoint Tactical Equity Fund	—
Counterpoint Tactical Municipal Fund	848,355

At September 30, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized, as follows:

Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Counterpoint Tactical Income Fund	$520,894	$—	$520,894	$—
Counterpoint Tactical Equity Fund	—	785,759	785,759	3,191,933
Counterpoint Tactical Municipal Fund	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses and distributions in excess resulted in reclassification for the period ended September 30, 2022 for the Funds as follows:

Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
Counterpoint Tactical Income Fund	$—	$—
Counterpoint Tactical Equity Fund	(131,119)	131,119
Counterpoint Tactical Municipal Fund	—	—

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Counterpoint Tactical Income Fund (the “Income Fund”) currently invests a significant portion of its assets in the Goldman Sachs Financial Square Government Fund, Class FST (the “Goldman Fund”). The Income Fund may redeem its investment from the Goldman Fund at any time if the Advisor determines that it is in the best interest of the Income Fund and its shareholders to do so. The performance of the Income Fund will be directly affected by the performance of the Goldman Fund. The financial statements of the Goldman Fund, including the portfolio of investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Income Fund’s financial statements. As of September 30, 2022, the percentage of the net assets invested in the Goldman Fund was 49.3%.

The Counterpoint Tactical Municipal Fund (the “Municipal Fund”) currently invests a significant portion of its assets in the BlackRock Liquidity Funds MuniCash Institutional Class (the “BlackRock Fund”). The Municipal Fund may redeem its investment from the BlackRock Fund at any time if the Advisor determines that it is in the best interest of the Municipal Fund and its shareholders to do so. The performance of the Municipal Fund will be directly affected by the performance of the BlackRock Fund. The financial statements of the BlackRock Fund, including the portfolio of investments, can be found at the SEC’s website www.sec.gov and should be read in conjunction with the Municipal Fund’s financial statements. As of September 30, 2022, the percentage of the net assets invested in the BlackRock Fund was 95.3%.

COUNTERPOINT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2022, the shareholders listed below held more than 25% of an individual Fund and may be deemed to control that Fund. The Funds have no knowledge as to whether all or any portion of the shares owned of record within the omnibus accounts listed below are also owned beneficially.

Shareholder	Fund	Percent
National Financial Services LLC	Counterpoint Tactical Income Fund	25.63%
National Financial Services LLC	Counterpoint Tactical Equity Fund	56.37%
National Financial Services LLC	Counterpoint Tactical Municipal Fund	43.16%

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Northern Lights Fund Trust III

and the Shareholders of Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund

and Counterpoint Tactical Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Counterpoint Tactical Income Fund, Counterpoint Tactical Equity Fund and Counterpoint Tactical Municipal Fund (collectively, the Funds) including the schedules of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the years or periods presented in the table below. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods presented in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Financial Highlights
Counterpoint Tactical Income Fund	For the years ended September 30, 2022, 2021, 2020, 2019, and 2018.
Counterpoint Tactical Equity Fund	For the years ended September 30, 2022, 2021, 2020, 2019, and 2018.
Counterpoint Tactical Municipal Fund	For the years ended September 30, 2022, 2021, 2020, 2019 and for the period June 11, 2018 (commencement of operations) to September 30, 2018.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2022 by correspondence with the custodians, brokers or counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/RSM US LLP

We have served as the auditor of one or more Counterpoint Mutual Funds, LLC investment companies since 2015.

Denver, Colorado

November 29, 2022

COUNTERPOINT FUNDS
EXPENSE EXAMPLES (Unaudited)
September 30, 2022

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service (12b- 1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 to September 30, 2022.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid*	Expense Ratio During*
	Account Value	Account Value	During Period	the Period
Actual	4/1/22	9/30/22	4/1/22 – 9/30/22	4/1/22 – 9/30/22
Counterpoint Tactical Income Fund
Class A	$1,000.00	$997.60	$8.41	1.68%
Class C	$1,000.00	$993.80	$12.15	2.43%
Class I	$1,000.00	$998.80	$7.17	1.43%
Counterpoint Tactical Equity Fund
Class A	$1,000.00	$1,050.00	$10.28	2.00%
Class C	$1,000.00	$1,045.50	$14.10	2.75%
Class I	$1,000.00	$1,051.10	$9.00	1.75%
Counterpoint Tactical Municipal Fund
Class A	$1,000.00	$994.30	$6.05	1.12%
Class C	$1,000.00	$990.40	$9.78	1.96%
Class I	$1,000.00	$994.30	$4.80	0.96%

	Beginning	Ending	Expenses Paid	Expense Ratio During*
Hypothetical	Account Value	Account Value	During Period	the Period
(5% return before expenses)	4/1/22	9/30/22	4/1/22 – 9/30/22	4/1/22 – 9/30/22
Counterpoint Tactical Income Fund
Class A	$1,000.00	$1,016.65	$8.49	1.68%
Class C	$1,000.00	$1,012.89	$12.26	2.43%
Class I	$1,000.00	$1,017.90	$7.23	1.43%
Counterpoint Tactical Equity Fund
Class A	$1,000.00	$1,015.04	$10.10	2.00%
Class C	$1,000.00	$1,011.28	$13.87	2.75%
Class I	$1,000.00	$1,016.29	$8.85	1.75%
Counterpoint Tactical Municipal Fund
Class A	$1,000.00	$1,019.00	$6.12	1.12%
Class C	$1,000.00	$1,015.24	$9.90	1.96%
Class I	$1,000.00	$1,020.26	$4.86	0.96%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Counterpoint Funds
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); President, American Accounting Association (since August 2022); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015); AICPA Auditing Standards Board Member (2009-2012); Academic Fellow, United States Securities and Exchange Commission (2005-2006).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President -Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	4	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).

*	As of September 30, 2022, the Trust was comprised of 32 active portfolios managed by 16 unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds and CP High Yield Trend ETF. The Funds and CP High Yield Trend ETF do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

09/30/22-NLFT III-v2

Counterpoint Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2022

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Eric Kane 1981	President	Since August 2022, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2020- 2022); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020); Assistant Vice President, Gemini Fund Services, LLC (2014-2017).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015- 2020).
Viktoriya Pallino 1995	Secretary	Since August 2022, indefinite	Legal Administrator II, Ultimus Fund Solutions, LLC (since 2021); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-273-8637.

09/30/22-NLFT III-v2

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is or will be available without charge, upon request, by calling 1-844-273-8637 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-844-273-8637.

INVESTMENT ADVISOR
Counterpoint Mutual Funds, LLC
12760 High Bluff Drive, Suite 280
San Diego, California 92130

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Counterpoint-AR22

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees	2021	2022
	Counterpoint Tactical Income Fund	$15,750	$16,625
	Counterpoint Tactical Equity Fund	$15,750	$16,500
	Counterpoint Tactical Municipal Fund	$15,750	$16,500

(b)	Audit-Related Fees	2021	2022
	Counterpoint Tactical Income Fund	$0	$0
	Counterpoint Tactical Equity Fund	$0	$0
	Counterpoint Tactical Municipal Fund	$0	$0

(c)	Tax Fees	2021	2022
	Counterpoint Tactical Income Fund	$3,400	$3,700
	Counterpoint Tactical Equity Fund	$3,400	$3,700
	Counterpoint Tactical Municipal Fund	$3,400	$3,700

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
		2021	2022
	Counterpoint Tactical Income Fund	$0	$0
	Counterpoint Tactical Equity Fund	$0	$0
	Counterpoint Tactical Municipal Fund	$0	$0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Counterpoint Tactical Income Fund

	2021	2022
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

Counterpoint Tactical Equity Fund

	2021	2022
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

Counterpoint Tactical Municipal Fund

	2021	2022
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	2021	2022
Counterpoint Tactical Income Fund	$3,400	$3,700
Counterpoint Tactical Equity Fund	$3,400	$3,700
Counterpoint Tactical Municipal Fund	$3,400	$3,700

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Eric Kane

Eric Kane, Principal Executive Officer/President

Date 12/5/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Eric Kane

Eric Kane, Principal Executive Officer/President

Date 12/5/22

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/5/22